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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through April 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                     Pioneer Mid Cap
                     Value Fund

--------------------------------------------------------------------------------
                     Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A     PCGRX
                     Class B     PBCGX
                     Class C     PCCGX
                     Class R     PCMRX
                     Class Y     PYCGX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         24

Notes to Financial Statements                                                33

Approval of Investment Advisory Agreement                                    40

Trustees, Officers and Service Providers                                     44

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Horan discuss their investment approach as well as the factors that affected the performance of Pioneer Mid Cap Value Fund during the six-month period ended April 30, 2013. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, joined the Fund as a portfolio manager on January 22, 2013, replacing Rod Wright. Mr. Horan, a vice president and portfolio manager at Pioneer, has been a portfolio manager on the Fund since 2011. Mr. Shadek and Mr. Horan are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended April 30, 2013?

A Pioneer Mid Cap Value Fund's Class A shares returned 14.34% at net asset value during the six months ended April 30, 2013, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 19.89%. During the same period, the average return of the 303 mutual funds in Lipper's Multi Cap Value Funds category was 16.35%.

Q Could you discuss some of the changes you have made since the changes to the Fund's management team took effect in January of 2013?

A As a result of the management change last January, the portfolio's investment process was modified during the second half of the six-month period ended April 30, 2013. The transition started in late January and the subsequent changes have resulted in an elevation of the turnover rate within the Fund's portfolio.

     Our first step was to help "immunize" the Fund's portfolio by lowering its market-capitalization range and selling off some of the larger, non-benchmark names. Those changes took place during the first few weeks of the new management structure, between January and February 2013. The next step we took was to implement a consistent, repeatable investment process aimed at filtering the Fund's investment universe down to a more manageable target list of opportunities. Thus, we established a quantitative "screen" that targets specific company characteristics with regard to valuation, fundamentals, and momentum triggers. The goal of the "screen" was to generate more investment ideas for the Fund, more efficiently and more consistently.

     Step two -- the key step -- in the transition process was to apply a heavy dose of what we at Pioneer do best: fundamental research. The process involves researching an individual company's business, strategy, position within its industry, capital allocation, and intrinsic value. Once we have a handle on what we believe the value of the company is, we will assign a target purchase price based on both the opportunities and risks. On the back end, we will apply a rigorous sell discipline based on a target sale

4 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 price, or a breakdown of the investment thesis for the company. We will monitor the Fund's risk to help ensure that there are no unintended exposures in the portfolio.

     After the "immunization" of the portfolio was complete and with the onset of our new investment process, we started transitioning the Fund into a pure value-based strategy that lies solidly within the mid/smaller-cap range of the mid-cap market. Our goal is to have a Fund that is statistically less expensive than the Russell Index, and that also can provide solid benchmark-relative performance, regardless of where we are in the economic cycle.

Q What were the main factors in the Fund's underperformance of the Russell Index during the six months ended April 30, 2013?

A Stock selection across several sectors, including financials, industrials and information technology, was the main reason for the Fund's underperformance of the benchmark during the six-month period.

     Two of the Fund's worst performers, Capital One Financial and Walter Investment Management, were in the financials sector. Capital One was the Fund holding that detracted the most from benchmark-relative performance during the six-month period. Capital One had been a strong performer for the Fund for most of 2012, but the company recently made three large acquisitions and management has found integration of the acquisitions to be more problematic than originally thought. As a result, Capital One's stock performance has suffered, and so we exited the Fund's position. Walter Investment Management was another portfolio holding that underperformed during the period. Walter is a mortgage-servicing firm that specializes in managing so-called "underwater" mortgages. The company uses (refinances) the underwater mortgages in its portfolio to acquire government-subsidized "HARP" (Home Affordable Refinance Program) mortgages. During the period, there were some concerns among investors over the company's accounting practices -- practices that are appropriate given the uniqueness of Walter's business. Nevertheless, the stock price suffered a decline, but has since recovered. In fact, we have increased the Fund's position in Walter.

     Other portfolio holdings that hurt benchmark-relative performance during the period included Nuance Communications (information technology) and Joy Global (industrials). Nuance provides speech and imaging applications across three main platforms: health care, industrials and communications. We consider all three to be great businesses; unfortunately, management's execution has been lacking, particularly in the health care and industrials

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 5 platforms, the latter of which really fell out of favor during the six-month period. Given the company's disappointing performance, we eventually sold the Fund's Nuance position after period end.

     Joy Global is a worldwide leader in high-productivity mining solutions. Joy Global's products and related services are used extensively for the mining of coal, copper, iron ore, oil sands, gold and other mineral resources. The company's stock price suffered during the period, mainly because of troubled coal pricing both in the U.S. and abroad, particularly in China, where the country's economic growth rate has slowed. We view Joy Global's setback as temporary, however, as China's growing energy needs are likely to remain heavily dependent on coal. We reduced the Fund's position, but have held onto the stock.

Q Which of the Fund's holdings helped benchmark-relative performance the most during the six months ended April 30, 2013?

A Holdings that contributed to the Fund's benchmark-relative performance during the period included Green Mountain Coffee Roasters, Southwest Airlines, Penn National Gaming, Jarden and Unum.

     Green Mountain Coffee Roasters, which produces "K-Cup" single-serving coffee packs and also owns Keurig, which manufactures the single-serving coffee brewing machines, was the Fund's top-performing holding during the period. Green Mountain's is a volatile stock due to market concerns over slowing topline earnings growth as well as some inefficiency in how the company is managed. With that said, Green Mountain is a real company with a real product, and it just signed a five-year deal with Starbucks to produce K-Cups under that famous brand name. We still view Green Mountain as a company that has some "room to run" before its return potential is reached.

     Southwest Airlines (industrials), like many airlines, has been benefiting from cheap fuel costs and high capacity. When those two factors are combined, airlines can make money, and the Fund's holding in Southwest had a very nice run during the six-month period.

     Two Fund holdings in the consumer discretionary sector, Jarden and Penn National Gaming, made strong contributions to benchmark-relative returns during the period. We have a very favorable outlook on Jarden, which owns a large base of consumer discretionary companies such as Oster and First Alert (home appliances and security devices), Coleman (outdoor gear), and several fishing-related business as well as many skiing-related companies. Jarden buys whole companies, not just brands, and through its many subsidiaries, the company has the unique ability to manufacture and distribute goods cheaply, and across the globe. Jarden's diverse range of

6 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 business also helps to shield it from seasonal downturns: for example, during mild winters, Coleman's and the skiing-related businesses might suffer, but Jarden's fishing-related businesses should perform better than usual. Casino operator Penn National Gaming's performance took off when the company announced plans to split into two separate entities, including a gaming-oriented real estate investment trust that will allow Penn to take advantage of its considerable real estate portfolio.

     Lastly, insurer Unum (financials) produced solid benchmark-relative results for the Fund during the period. Unum's stock is cheap and the current insurance cycle appears favorable. The company also has solid share buyback abilities due to a strong balance sheet.

Q    What is your outlook?

A We view the current market environment as fairly benign. The U.S. economy continues to grow, albeit slowly, and while Europe remains a trouble area, we don't believe the situation in the region is likely to get worse.

     The Fund is not yet where we want it to be, but progress has been strong since we began implementing our changes a few months ago. In the end, solid performance still usually boils down to picking good stocks and finding a consistent stream of investable ideas; we believe we are well down the path towards the Fund's having a repeatable, disciplined investment process that can produce much better benchmark-relative performance going forward.

     We try to avoid prognostications about the future of the market, as we are not market timers. Rather, we concentrate on buying assets for the portfolio that we believe to be undervalued. With that in mind, we are confident in our knowledge that many attractive values remain in the current marketplace, and are energized by our belief that we are constructing a portfolio that can compete day-in and day-out with the Russell Index benchmark, regardless of the index's return.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        87.4%
International Common Stocks                                               12.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                27.4%
Energy                                                                    13.0%
Industrials                                                               13.0%
Information Technology                                                    11.0%
Health Care                                                                9.8%
Consumer Discretionary                                                     7.9%
Materials                                                                  6.5%
Utilities                                                                  5.9%
Consumer Staples                                                           5.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   The Allstate Corp.                                                   2.04%
--------------------------------------------------------------------------------
 2.   Ameriprise Financial, Inc.                                           2.03
--------------------------------------------------------------------------------
 3.   Actavis, Inc.                                                        1.89
--------------------------------------------------------------------------------
 4.   Weatherford International, Ltd.                                      1.87
--------------------------------------------------------------------------------
 5.   Eaton Corp. Plc                                                       1.83
--------------------------------------------------------------------------------
 6.   Eastman Chemical Co.                                                 1.77
--------------------------------------------------------------------------------
 7.   Jazz Pharmaceuticals Plc                                             1.76
--------------------------------------------------------------------------------
 8.   Unum Group                                                           1.76
--------------------------------------------------------------------------------
 9.   Jarden Corp.                                                         1.75
--------------------------------------------------------------------------------
10.   Macys, Inc.                                                          1.72
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 9

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       4/30/13                        10/31/12
--------------------------------------------------------------------------------
           A                         $23.95                          $21.12
--------------------------------------------------------------------------------
           B                         $19.69                          $17.32
--------------------------------------------------------------------------------
           C                         $19.59                          $17.24
--------------------------------------------------------------------------------
           R                         $23.64                          $20.78
--------------------------------------------------------------------------------
           Y                         $25.06                          $22.13
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                        Investment     Short-Term           Long-Term
          Class         Income         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.1785               $ --                $ --
--------------------------------------------------------------------------------
           B             $    --               $ --                $ --
--------------------------------------------------------------------------------
           C             $0.0292               $ --                $ --
--------------------------------------------------------------------------------
           R             $0.0670               $ --                $ --
--------------------------------------------------------------------------------
           Y             $0.2656               $ --                $ --
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

10 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            Net Asset               Public Offering
Period                      Value (NAV)             Price (POP)
--------------------------------------------------------------------------------
10 Years                     8.79%                   8.14%
5 Years                      3.43                    2.21
1 Year                      10.83                    4.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Mid Cap     Russell Midcap
                                     Value Fund          Value Index
4/30/2003                            $   9,425           $  10,000
4/30/2004                            $  12,889           $  13,492
4/30/2005                            $  14,948           $  16,232
4/30/2006                            $  17,373           $  20,249
4/30/2007                            $  20,362           $  24,229
4/30/2008                            $  18,479           $  21,405
4/30/2009                            $  12,811           $  13,536
4/30/2010                            $  17,899           $  20,899
4/30/2011                            $  20,684           $  25,044
4/30/2012                            $  19,738           $  24,841
4/30/2013                            $  21,874           $  30,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                      If
Period                      Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                    7.70%                   7.70%
5 Years                     2.32                    2.32
1 Year                      9.51                    5.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Mid         Russell Midcap
                                     Cap Value Fund      Value Index
4/30/2003                            $  10,000           $  10,000
4/30/2004                            $  13,556           $  13,492
4/30/2005                            $  15,575           $  16,232
4/30/2006                            $  17,932           $  20,249
4/30/2007                            $  20,829           $  24,229
4/30/2008                            $  18,718           $  21,405
4/30/2009                            $  12,848           $  13,536
4/30/2010                            $  17,763           $  20,899
4/30/2011                            $  20,322           $  25,044
4/30/2012                            $  19,170           $  24,841
4/30/2013                            $  20,993           $  30,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                      If
Period                      Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                    7.85%                   7.85%
5 Years                     2.53                    2.53
1 Year                      9.87                    9.87
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2013
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.94%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Mid Cap     Russell Midcap
                                     Value Fund          Value Index
4/30/2003                            $  10,000           $  10,000
4/30/2004                            $  13,549           $  13,492
4/30/2005                            $  15,583           $  16,232
4/30/2006                            $  17,962           $  20,249
4/30/2007                            $  20,878           $  24,229
4/30/2008                            $  18,787           $  21,405
4/30/2009                            $  12,914           $  13,536
4/30/2010                            $  17,875           $  20,899
4/30/2011                            $  20,481           $  25,044
4/30/2012                            $  19,371           $  24,841
4/30/2013                            $  21,283           $  30,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 13

Performance Update | 4/30/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                      If
Period                      Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                     8.53%                   8.53%
5 Years                      3.14                    3.14
1 Year                      10.46                   10.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                     Pioneer Mid         Russell Midcap
                                     Cap Value Fund      Value Index
4/30/2003                            $  10,000           $  10,000
4/30/2004                            $  13,669           $  13,492
4/30/2005                            $  15,836           $  16,232
4/30/2006                            $  18,354           $  20,249
4/30/2007                            $  21,469           $  24,229
4/30/2008                            $  19,420           $  21,405
4/30/2009                            $  13,426           $  13,536
4/30/2010                            $  18,716           $  20,899
4/30/2011                            $  21,588           $  25,044
4/30/2012                            $  20,523           $  24,841
4/30/2013                            $  22,668           $  30,720

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                            If                      If
Period                      Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                     9.27%                   9.27%
5 Years                      3.87                    3.87
1 Year                      11.26                   11.26
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                     Pioneer Mid Cap        Russell Midcap
                                     Value Fund             Value Index
4/30/2003                            $   5,000,000          $   5,000,000
4/30/2004                            $   6,873,043          $   6,746,206
4/30/2005                            $   8,020,624          $   8,116,017
4/30/2006                            $   9,360,469          $  10,124,520
4/30/2007                            $  11,014,239          $  12,114,568
4/30/2008                            $  10,032,034          $  10,702,708
4/30/2009                            $   6,990,634          $   6,768,095
4/30/2010                            $   9,807,259          $  10,449,308
4/30/2011                            $  11,377,977          $  12,522,200
4/30/2012                            $  10,903,607          $  12,420,664
4/30/2013                            $  12,131,635          $  15,359,861

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

-----------------------------------------------------------------------------------
Share Class                   A           B           C           R           Y
-----------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 11/1/12
-----------------------------------------------------------------------------------
Ending Account            $1,143.40   $1,136.80   $1,138.20   $1,141.20   $1,145.80
Value (after expenses)
On 4/30/13
-----------------------------------------------------------------------------------
Expenses Paid             $    5.53   $   11.87   $   10.44   $    7.80   $    3.56
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 2.24%, 1.97%, 1.47%, and 0.67% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2012, through April 30, 2013.

-----------------------------------------------------------------------------------
Share Class                   A            B          C           R           Y
-----------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 11/1/12
-----------------------------------------------------------------------------------
Ending Account            $1,019.64   $1,013.69   $1,015.03   $1,017.50   $1,021.47
Value (after expenses)
On 4/30/13
-----------------------------------------------------------------------------------
Expenses Paid             $    5.21   $   11.18   $    9.84   $    7.35   $    3.36
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 2.24%, 1.97%, 1.47%, and 0.67% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 17

Schedule of Investments | 4/30/13 (unaudited)

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.2%
               ENERGY -- 12.9%
               Oil & Gas Drilling -- 1.0%
     183,400   Ensco Plc                                              $   10,578,512
------------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 3.3%
     169,800   Oil States International, Inc.*                        $   15,173,328
   1,528,700   Weatherford International, Ltd.*                           19,552,073
                                                                      --------------
                                                                      $   34,725,401
------------------------------------------------------------------------------------
               Integrated Oil & Gas -- 1.0%
     171,100   Murphy Oil Corp.                                       $   10,623,599
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 5.2%
     463,500   Marathon Oil Corp.                                     $   15,142,545
     129,100   Noble Energy, Inc.                                         14,625,739
     223,800   Plains Exploration & Production Co.*                       10,115,760
     318,800   Whiting Petroleum Corp.*                                   14,186,600
                                                                      --------------
                                                                      $   54,070,644
------------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 2.4%
     164,200   Marathon Petroleum Corp.*                              $   12,866,712
     313,500   Valero Energy Corp.                                        12,640,320
                                                                      --------------
                                                                      $   25,507,032
                                                                      --------------
               Total Energy                                           $  135,505,188
------------------------------------------------------------------------------------
               MATERIALS -- 6.5%
               Commodity Chemicals -- 1.0%
     177,300   LyondellBasell Industries NV                           $   10,762,110
------------------------------------------------------------------------------------
               Diversified Chemicals -- 1.8%
     276,900   Eastman Chemical Co.                                   $   18,455,385
------------------------------------------------------------------------------------
               Metal & Glass Containers -- 1.4%
     358,500   Crown Holdings, Inc.*                                  $   15,300,780
------------------------------------------------------------------------------------
               Steel -- 1.0%
     227,900   Carpenter Technology Corp.                             $   10,246,384
------------------------------------------------------------------------------------
               Paper Products -- 1.3%
     291,200   International Paper Co.                                $   13,680,576
                                                                      --------------
               Total Materials                                        $   68,445,235
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 9.2%
               Building Products -- 0.6%
     156,100   Owens Corning*                                         $    6,565,566
------------------------------------------------------------------------------------
               Construction & Engineering -- 1.2%
     211,000   Fluor Corp.                                            $   12,022,780
------------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.8%
     310,300   Eaton Corp. Plc                                        $   19,055,523
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 2.3%
     232,000   Joy Global, Inc.                                       $   13,112,640
     222,900   PACCAR, Inc.                                               11,095,962
                                                                      --------------
                                                                      $   24,208,602
------------------------------------------------------------------------------------
               Industrial Machinery -- 3.3%
     203,200   Pentair, Ltd.                                          $   11,043,920
     182,700   SPX Corp.                                                  13,612,977
     135,700   Stanley Black & Decker, Inc.                               10,151,717
                                                                      --------------
                                                                      $   34,808,614
                                                                      --------------
               Total Capital Goods                                    $   96,661,085
------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 1.3%
               Human Resource & Employment Services -- 1.3%
     423,900   Robert Half International, Inc.                        $   13,912,398
                                                                      --------------
               Total Commercial Services & Supplies                   $   13,912,398
------------------------------------------------------------------------------------
               TRANSPORTATION -- 2.4%
               Airlines -- 1.3%
     982,000   Southwest Airlines Co.                                 $   13,453,400
------------------------------------------------------------------------------------
               Trucking -- 1.1%
     207,090   Ryder System, Inc.                                     $   12,025,716
                                                                      --------------
               Total Transportation                                   $   25,479,116
------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.2%
               Auto Parts & Equipment -- 1.2%
     328,098   Tenneco, Inc.*                                         $   12,687,550
                                                                      --------------
               Total Automobiles & Components                         $   12,687,550
------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 1.7%
               Housewares & Specialties -- 1.7%
     405,000   Jarden Corp.*                                          $   18,229,050
                                                                      --------------
               Total Consumer Durables & Apparel                      $   18,229,050
------------------------------------------------------------------------------------
               RETAILING -- 5.0%
               Department Stores -- 1.7%
     401,400   Macy's, Inc.                                           $   17,902,440
------------------------------------------------------------------------------------
               Apparel Retail -- 1.6%
     249,200   Ross Stores, Inc.                                      $   16,464,644
------------------------------------------------------------------------------------
               Computer & Electronics Retail -- 0.9%
     279,300   Rent-A-Center, Inc.*                                   $    9,755,949
------------------------------------------------------------------------------------
               Specialty Stores -- 0.8%
     266,800   Sally Beauty Holdings, Inc.*                           $    8,020,008
                                                                      --------------
               Total Retailing                                        $   52,143,041
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 5.5%
               Soft Drinks -- 1.0%
     295,200   Coca-Cola Enterprises, Inc.                            $   10,813,176
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 19

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               Agricultural Products -- 1.3%
     185,700   Ingredion, Inc.                                        $   13,372,257
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 3.2%
     312,300   Campbell Soup Co.                                      $   14,493,843
     298,800   ConAgra Foods, Inc.                                        10,568,556
     144,200   Green Mountain Coffee Roasters, Inc.*                       8,277,080
                                                                      --------------
                                                                      $   33,339,479
                                                                      --------------
               Total Food, Beverage & Tobacco                         $   57,524,912
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 6.2%
               Health Care Equipment -- 3.6%
     473,900   CareFusion Corp.*                                      $   15,847,216
     475,800   Hologic, Inc.*                                              9,692,046
     158,200   Zimmer Holdings, Inc.                                      12,094,390
                                                                      --------------
                                                                      $   37,633,652
------------------------------------------------------------------------------------
               Managed Health Care -- 2.6%
     173,100   Cigna Corp.                                            $   11,454,027
     213,430   Humana, Inc.                                               15,817,297
                                                                      --------------
                                                                      $   27,271,324
                                                                      --------------
               Total Health Care Equipment & Services                 $   64,904,976
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 3.6%
               Pharmaceuticals -- 3.6%
     186,200   Actavis, Inc.*                                         $   19,686,926
     313,900   Jazz Pharmaceuticals Plc*                                  18,316,065
                                                                      --------------
                                                                      $   38,002,991
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $   38,002,991
------------------------------------------------------------------------------------
               BANKS -- 5.6%
               Regional Banks -- 5.6%
     367,700   CIT Group, Inc.*                                       $   15,630,927
     317,300   First Republic Bank                                        12,051,054
   1,915,500   Regions Financial Corp.                                    16,262,595
     210,100   The PNC Financial Services Group, Inc.                     14,261,588
                                                                      --------------
                                                                      $   58,206,164
                                                                      --------------
               Total Banks                                            $   58,206,164
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 5.8%
               Consumer Finance -- 2.8%
     351,000   Discover Financial Services                            $   15,352,740
     654,100   SLM Corp.                                                  13,507,165
                                                                      --------------
                                                                      $   28,859,905
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 3.0%
     283,800   Ameriprise Financial, Inc.                             $   21,151,614
     304,700   Walter Investment Management Corp.*                        10,225,732
                                                                      --------------
                                                                      $   31,377,346
                                                                      --------------
               Total Diversified Financials                           $   60,237,251
------------------------------------------------------------------------------------
               INSURANCE -- 8.7%
               Insurance Brokers -- 1.5%
     389,100   Willis Group Holdings Plc                              $   15,439,488
------------------------------------------------------------------------------------
               Life & Health Insurance -- 2.8%
     320,500   Lincoln National Corp.                                 $   10,900,205
     656,600   Unum Group                                                 18,312,574
                                                                      --------------
                                                                      $   29,212,779
------------------------------------------------------------------------------------
               Multi-line Insurance -- 1.4%
     538,900   Hartford Financial Services Group, Inc.                $   15,137,701
------------------------------------------------------------------------------------
               Property & Casualty Insurance -- 3.0%
     232,449   Axis Capital Holdings, Ltd.                            $   10,374,199
     431,700   The Allstate Corp.                                         21,265,542
                                                                      --------------
                                                                      $   31,639,741
                                                                      --------------
               Total Insurance                                        $   91,429,709
------------------------------------------------------------------------------------
               REAL ESTATE -- 7.2%
               Diversified REIT -- 1.4%
     825,200   Duke Realty Corp.                                      $   14,556,528
------------------------------------------------------------------------------------
               Residential REITs -- 1.8%
     237,100   American Campus Communities, Inc.                      $   10,584,144
     131,100   Home Properties, Inc.                                       8,450,706
                                                                      --------------
                                                                      $   19,034,850
------------------------------------------------------------------------------------
               Retail REIT -- 1.4%
     615,700   Kimco Realty Corp.                                     $   14,641,346
------------------------------------------------------------------------------------
               Specialized REITs -- 2.6%
     261,200   HCP, Inc.                                              $   13,921,960
     482,300   Pebblebrook Hotel Trust                                    13,099,268
                                                                      --------------
                                                                      $   27,021,228
                                                                      --------------
               Total Real Estate                                      $   75,253,952
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 4.9%
               IT Consulting & Other Services -- 1.0%
     296,600   Amdocs, Ltd.                                           $   10,588,620
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 0.9%
     225,222   Fidelity National Information Services, Inc.           $    9,470,585
------------------------------------------------------------------------------------
               Application Software -- 1.0%
     539,100   Nuance Communications, Inc.*                           $   10,264,464
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 21

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Systems Software -- 2.0%
     284,144   AVG Technologies NV*                                   $    4,637,230
     669,200   Symantec Corp.*                                            16,261,560
                                                                      --------------
                                                                      $   20,898,790
                                                                      --------------
               Total Software & Services                              $   51,222,459
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.7%
               Computer Storage & Peripherals -- 1.7%
     331,500   SanDisk Corp.*                                         $   17,383,860
------------------------------------------------------------------------------------
               Office Electronics -- 1.0%
   1,229,900   Xerox Corp.                                            $   10,552,542
                                                                      --------------
               Total Technology Hardware & Equipment                  $   27,936,402
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%
               Semiconductors -- 3.4%
     227,500   Analog Devices, Inc.                                   $   10,007,725
   1,033,900   Marvell Technology Group, Ltd.                             11,124,764
     388,700   Xilinx, Inc.                                               14,735,617
                                                                      --------------
                                                                      $   35,868,106
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   35,868,106
------------------------------------------------------------------------------------
               UTILITIES -- 5.4%
               Electric Utilities -- 3.3%
     264,300   Northeast Utilities                                    $   11,980,719
     186,900   Pinnacle West Capital Corp.                                11,382,210
     463,600   PNM Resources, Inc.                                        11,131,036
                                                                      --------------
                                                                      $   34,493,965
------------------------------------------------------------------------------------
               Gas Utilities -- 1.1%
     254,800   AGL Resources, Inc.                                    $   11,172,980
------------------------------------------------------------------------------------
               Multi-Utilities -- 1.0%
     306,300   Ameren Corp.                                           $   11,103,375
                                                                      --------------
               Total Utilities                                        $   56,770,320
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $879,513,280)                                    $1,040,419,905
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.2%
               (Cost $879,513,280) (a)                                $1,040,419,905
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.8%                     $    8,404,685
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,048,824,590
====================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

*     Non-income producing security.

REIT  Real Estate Investment Trust.

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $880,692,155 was as follows:

         Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                   $ 168,145,111

         Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                      (8,417,361)
                                                                       --------------
         Net unrealized gain                                           $ 159,727,750
                                                                       ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $543,679,907 and $673,034,668, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------
                            Level 1           Level 2     Level 3    Total
-----------------------------------------------------------------------------------
Common Stocks               $1,040,419,905    $ --        $ --       $1,040,419,905
-----------------------------------------------------------------------------------
Total                       $1,040,419,905    $ --        $ --       $1,040,419,905
===================================================================================

During the six months ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 23

Statement of Assets and Liabilities | 4/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $879,513,280)                  $1,040,419,905
  Cash                                                               4,376,195
  Receivables --
     Investment securities sold                                     18,370,035
     Fund shares sold                                                  285,617
     Dividends                                                         639,058
  Other                                                                 55,602
-------------------------------------------------------------------------------
     Total assets                                               $1,064,146,412
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                            $   13,531,836
     Fund shares repurchased                                         1,407,327
  Due to affiliates                                                    316,701
  Accrued expenses                                                      65,958
-------------------------------------------------------------------------------
     Total liabilities                                          $   15,321,822
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                               $  902,643,571
  Undistributed net investment income                                  685,470
  Accumulated net realized loss on investments                     (15,411,076)
  Net unrealized gain on investments                               160,906,625
-------------------------------------------------------------------------------
     Total net assets                                           $1,048,824,590
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $825,926,217/34,478,256 shares)             $        23.95
  Class B (based on $19,479,433/989,127 shares)                 $        19.69
  Class C (based on $62,166,630/3,173,166 shares)               $        19.59
  Class R (based on $28,279,393/1,196,068 shares)               $        23.64
  Class Y (based on $112,972,917/4,508,226 shares)              $        25.06
MAXIMUM OFFERING PRICE:
  Class A ($23.95 (divided by) 94.25%)                          $        25.41
===============================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Statement of Operations (unaudited)

For the Six Months Ended 4/30/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $33,055)            $  9,849,850
  Interest                                                              10,213
----------------------------------------------------------------------------------------------
     Total investment income                                                      $  9,860,063
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
     Basic Fee                                                    $  3,534,503
     Performance Adjustment                                           (694,440)
  Transfer agent fees and expenses
     Class A                                                           502,585
     Class B                                                            50,341
     Class C                                                            37,257
     Class R                                                             4,870
     Class Y                                                             3,268
  Distribution fees
     Class A                                                           993,550
     Class B                                                           103,862
     Class C                                                           305,840
     Class R                                                            71,219
  Shareholders communication expense                                   458,101
  Administrative reimbursements                                        156,396
  Custodian fees                                                        15,835
  Registration fees                                                     33,373
  Professional fees                                                     40,970
  Printing expense                                                      17,098
  Fees and expenses of nonaffiliated Trustees                           18,677
  Miscellaneous                                                         29,415
----------------------------------------------------------------------------------------------
     Total expenses                                                               $  5,682,720
----------------------------------------------------------------------------------------------
         Net investment income                                                    $  4,177,343
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                $ 64,401,365
----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                    $ 74,543,202
----------------------------------------------------------------------------------------------
  Net gain on investments                                                         $138,944,567
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $143,121,910
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/13          Year Ended
                                                            (unaudited)      10/31/12
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    4,177,343   $   10,659,850
Net realized gain on investments                                64,401,365       64,417,279
Change in net unrealized gain on investments                    74,543,202       17,186,481
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  143,121,910   $   92,263,610
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.20 per share, respectively)     $   (6,405,028)  $   (8,388,953)
      Class C ($0.03 and $0.05 per share, respectively)            (99,424)        (211,500)
      Class R ($0.07 and $0.12 per share, respectively)            (89,712)        (273,535)
      Class Y ($0.27 and $0.28 per share, respectively)         (2,033,349)      (3,796,094)
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $   (8,627,513)  $  (12,670,082)
============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $   38,345,304   $   99,314,357
Reinvestment of distributions                                    6,819,518       10,428,196
Cost of shares repurchased                                    (197,330,914)    (445,256,147)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $ (152,166,092)  $ (335,513,594)
--------------------------------------------------------------------------------------------
      Net decrease in net assets                            $  (17,671,695)  $ (255,920,066)
NET ASSETS:
Beginning of year                                            1,066,496,285    1,322,416,351
--------------------------------------------------------------------------------------------
End of year                                                 $1,048,824,590   $1,066,496,285
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $      685,470   $    5,135,640
============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

------------------------------------------------------------------------------------------
                                '13 Shares  '13 Amount
                                (unaudited) (unaudited)       '12 Shares   '12 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                      1,069,290   $  24,209,434     2,305,901   $   48,042,078
Reinvestment of distributions      281,019       6,033,475       394,640        7,833,604
Less shares repurchased         (3,769,540)    (84,416,571)   (9,965,795)    (207,523,244)
------------------------------------------------------------------------------------------
      Net decrease              (2,419,231)  $ (54,173,662)   (7,265,254)  $ (151,647,562)
==========================================================================================
Class B
Shares sold or exchanged            11,643   $     216,831        52,168   $      875,341
Less shares repurchased           (316,654)     (5,861,831)     (798,101)     (13,659,997)
------------------------------------------------------------------------------------------
      Net decrease                (305,011)  $  (5,645,000)     (745,933)  $  (12,784,656)
==========================================================================================
Class C
Shares sold                        173,998   $   3,215,419       285,181   $    4,889,608
Reinvestment of distributions        4,819          84,925        10,527          171,713
Less shares repurchased           (536,550)     (9,887,969)   (1,239,038)     (20,987,236)
------------------------------------------------------------------------------------------
      Net decrease                (357,733)  $  (6,587,625)     (943,330)  $  (15,925,915)
==========================================================================================
Class R
Shares sold                         84,042   $   1,881,851       250,814   $    5,131,509
Reinvestment of distributions        4,034          85,603        13,542          265,148
Less shares repurchased           (371,907)     (8,128,472)   (1,266,216)     (26,002,611)
------------------------------------------------------------------------------------------
      Net decrease                (283,831)  $  (6,161,018)   (1,001,860)  $  (20,605,954)
==========================================================================================
Class Y
Shares sold                        384,814   $   8,821,769     1,860,483   $   40,375,821
Reinvestment of distributions       27,442         615,515       104,138        2,157,731
Less shares repurchased         (3,736,509)    (89,036,071)   (7,918,706)    (177,083,059)
------------------------------------------------------------------------------------------
      Net decrease              (3,324,253)  $ (79,598,787)   (5,954,085)  $ (134,549,507)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended       Year       Year       Year         Year         Year
                                                           4/30/13     Ended      Ended      Ended        Ended        Ended
                                                           (unaudited) 10/31/12   10/31/11   10/31/10     10/31/09     10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  21.12    $  19.92   $  19.81   $    16.91   $    15.04   $    25.62
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.10    $   0.19   $   0.17   $     0.12   $     0.14   $     0.17
   Net realized and unrealized gain (loss) on investments      2.91        1.21       0.04         2.90         1.91        (8.99)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   3.01    $   1.40   $   0.21   $     3.02   $     2.05   $    (8.82)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.18)      (0.20)     (0.10)       (0.12)       (0.18)       (0.10)
   Net realized gain                                             --          --         --           --           --        (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   2.83    $   1.20   $   0.11   $     2.90   $     1.87   $   (10.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  23.95    $  21.12   $  19.92   $    19.81   $    16.91   $    15.04
===================================================================================================================================
Total return*                                                 14.34%       7.07%      1.04%       17.96%       13.87%      (36.70)%
Ratio of net expenses to average net assets+                   1.04%**     1.09%      1.12%        1.23%        1.43%        1.13%
Ratio of net investment income to average net assets+          0.83%**     0.88%      0.78%        0.61%        0.89%        0.80%
Portfolio turnover rate                                         105%**       87%        72%          89%          81%          61%
Net assets, end of period (in thousands)                   $825,926    $779,161   $879,872   $1,005,305   $1,046,729   $1,101,941
Ratios with reduction for fees paid indirectly:
   Net expenses                                                1.04%**     1.09%      1.12%        1.23%        1.43%        1.13%
   Net investment income                                       0.83%**     0.88%      0.78%        0.61%        0.89%        0.80%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year      Year          Year       Year           Year
                                                           4/30/13      Ended     Ended         Ended      Ended          Ended
                                                           (unaudited)  10/31/12  10/31/11      10/31/10   10/31/09       10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 17.32      $ 16.38   $  16.38      $ 14.03    $ 12.47        $ 21.65
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $ (0.01)     $ (0.01)  $  (0.03)     $ (0.05)   $  0.01(a)     $ (0.01)
   Net realized and unrealized gain (loss) on investments     2.38         0.95       0.03         2.40       1.57          (7.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  2.37      $  0.94   $     --      $  2.35    $  1.58        $ (7.52)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        --           --         --           --      (0.02)            --
   Net realized gain                                            --           --         --           --         --          (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.37      $  0.94   $     --      $  2.35    $  1.56        $ (9.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 19.69      $ 17.32   $  16.38      $ 16.38    $ 14.03        $ 12.47
===================================================================================================================================
Total return*                                                13.68%        5.74%      0.00%       16.75%     12.66%        (37.32)%
Ratio of net expenses to average net assets+                  2.24%**      2.30%      2.18%        2.29%      2.51%          2.09%
Ratio of net investment loss to average net assets+          (0.34)%**    (0.31)%    (0.28)%      (0.45)%    (0.17)%        (0.16)%
Portfolio turnover rate                                        105%**        87%        72%          89%        81%            61%
Net assets, end of period (in thousands)                   $19,479      $22,411   $ 33,410      $49,961    $59,595        $70,729
Ratios with reduction for fees paid indirectly:
   Net expenses                                               2.24%**      2.30%      2.18%        2.29%      2.51%          2.08%
   Net investment loss                                       (0.34)%**    (0.31)%    (0.28)%      (0.45)%    (0.17)%        (0.15)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year       Year        Year       Year        Year
                                                             4/30/13       Ended      Ended       Ended      Ended       Ended
                                                             (unaudited)   10/31/12   10/31/11    10/31/10   10/31/09    10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 17.24       $ 16.29    $ 16.26     $ 13.92    $ 12.38     $ 21.48
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.00)(b)   $  0.02    $ (0.01)    $ (0.04)   $  0.01(a)  $  0.00(b)
   Net realized and unrealized gain (loss) on investments       2.38          0.98       0.04        2.39       1.57       (7.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.38       $  1.00    $  0.03     $  2.35    $  1.58     $ (7.44)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.03)        (0.05)        --       (0.01)     (0.04)         --
   Net realized gain                                              --            --         --          --         --       (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.35       $  0.95    $  0.03     $  2.34    $  1.54     $ (9.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 19.59       $ 17.24    $ 16.29     $ 16.26    $ 13.92     $ 12.38
===================================================================================================================================
Total return*                                                  13.82%         6.15%      0.19%      16.88%     12.87%     (37.23)%
Ratio of net expenses to average net assets+                    1.97%**       1.94%      1.98%       2.13%      2.35%       1.98%
Ratio of net investment income (loss) to average net assets+   (0.10)%**      0.04%     (0.08)%     (0.29)%    (0.03)%     (0.05)%
Portfolio turnover rate                                          105%**         87%        72%         89%        81%         61%
Net assets, end of period (in thousands)                     $62,167       $60,858    $72,873     $86,750    $86,536     $92,814
Ratios with reduction for fees paid indirectly:
   Net expenses                                                 1.97%**       1.94%      1.98%       2.13%      2.35%       1.97%
   Net investment income (loss)                                (0.10)%**      0.04%     (0.08)%     (0.29)%    (0.03)%     (0.04)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year       Year        Year         Year        Year
                                                           4/30/13       Ended      Ended       Ended        Ended       Ended
                                                           (unaudited)   10/31/12   10/31/11    10/31/10     10/31/09    10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $ 20.78       $ 19.58    $ 19.48     $ 16.66      $ 14.82     $  25.26
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.07       $  0.18    $  0.10     $  0.05      $  0.08     $   0.11
   Net realized and unrealized gain (loss) on investments     2.86          1.14       0.05        2.87         1.91        (8.85)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  2.93       $  1.32    $  0.15     $  2.92      $  1.99     $  (8.74)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.07)        (0.12)     (0.05)      (0.10)       (0.15)       (0.04)
   Net realized gain                                            --            --         --          --           --        (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.86       $  1.20    $  0.10     $  2.82      $  1.84     $ (10.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 23.64       $ 20.78    $ 19.58     $ 19.48      $ 16.66     $  14.82
===================================================================================================================================
Total return*                                                14.12%         6.77%      0.73%      17.58%       13.63%      (36.83)%
Ratio of net expenses to average net assets+                  1.47%**       1.38%      1.42%       1.50%        1.66%        1.40%
Ratio of net investment income to average net assets+         0.42%**       0.61%      0.48%       0.33%        0.62%        0.54%
Portfolio turnover rate                                        105%**         87%        72%         89%          81%          61%
Net assets, end of period (in thousands)                   $28,279       $30,752    $48,605     $59,172      $57,029     $ 40,614
Ratios with reduction for fees paid indirectly:
   Net expenses                                               1.47%**       1.38%      1.42%       1.50%        1.66%        1.40%
   Net investment income                                      0.42%**       0.61%      0.48%       0.33%        0.62%        0.54%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year        Year        Year        Year
                                                           4/30/13       Ended       Ended       Ended       Ended       Ended
                                                           (unaudited)   10/31/12    10/31/11    10/31/10    10/31/09    10/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  22.13      $  20.87    $  20.75    $  17.70    $  15.76    $  26.73
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.09      $   0.29    $   0.29    $   0.19    $   0.21    $   0.26
   Net realized and unrealized gain (loss) on investments      3.11          1.25        0.02        3.05        2.01       (9.39)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   3.20      $   1.54    $   0.31    $   3.24    $   2.22    $  (9.13)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.27)        (0.28)      (0.19)      (0.19)      (0.28)      (0.18)
   Net realized gain                                             --            --          --          --          --       (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   2.93      $   1.26    $   0.12    $   3.05    $   1.94    $ (10.97)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  25.06      $  22.13    $  20.87    $  20.75    $  17.70    $  15.76
===================================================================================================================================
Total return*                                                 14.58%         7.46%       1.44%      18.46%      14.41%     (36.41)%
Ratio of net expenses to average net assets+                   0.67%**       0.69%       0.73%       0.84%       0.95%       0.71%
Ratio of net investment income to average net assets+          1.22%**       1.32%       1.18%       0.99%       1.35%       1.23%
Portfolio turnover rate                                         105%**         87%         72%         89%         81%         61%
Net assets, end of period (in thousands)                   $112,973      $173,315    $287,657    $344,695    $293,436    $236,643
Ratios with reduction for fees paid indirectly:
   Net expenses                                                0.67%**       0.69%       0.73%       0.84%       0.95%       0.71%
   Net investment income                                       1.22%**       1.32%       1.18%       0.99%       1.35%       1.23%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Notes to Financial Statements | 4/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At April 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

34 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $12,670,082
--------------------------------------------------------------------------------
   Total                                                             $12,670,082
================================================================================

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 35

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

     ---------------------------------------------------------------------------
                                                                           2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  4,918,024
     Capital loss carryforward                                      (78,415,950)
     Net unrealized gain                                             85,184,548
     ---------------------------------------------------------------------------
        Total                                                      $ 11,686,622
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on Real Estate Investment Trust (REIT) holdings.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $26,093 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date.

     Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.80% after the performance adjustment). For the six months ended April 30, 2013, the aggregate performance adjustment resulted in a decrease of $694,440 to the basic fee. For the six months ended April 30, 2013, the net management fee was equivalent to 0.54% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $79,131 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 37

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $257,158
Class B                                                                   15,712
Class C                                                                   76,952
Class R                                                                   47,819
Class Y                                                                   60,460
--------------------------------------------------------------------------------
  Total                                                                 $458,101
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $192,732 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,838 in distribution fees payable to PFD at April 30, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

38 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $8,144 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2013, the Fund had no borrowings under the credit facility.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

40 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund, including changes to the Fund's portfolio management team. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's management fee is adjusted upward or downward based on the Fund's performance and considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted that the Fund's low management fee relative to other

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 41 funds in its Morningstar peer group was related to the Fund's underperformance. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

42 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13 43

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Chief Executive Officer of the Fund.
** Chief Financial and Accounting Officer of the Fund.

44 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19385-07-0613

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2013

* Print the name and title of each signing officer under his or her signature.